UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2015

XBIOTECH INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State of Incorporation)

001-37347
(Commission File Number)

N/A
(IRS Employer Identification No.)

8201 E Riverside Dr. Bldg 4, Ste 100 Austin, Texas	78744
(Address of principal executive offices)	(Zip Code)

(512) 386-2900
(Registrant's telephone number, including area code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 28, 2015, XBiotech Inc. (the "Company"), issued a press release providing a second quarter 2015 corporate and clinical update, which included an update on its cash position as of June 30, 2015. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On July 28, 2015, XBiotech gave a business update via telephone conference call. An audio webcast of the call can be accessed on the Investors relations section of the XBiotech website at investors.xbiotech.com. The webcast will be archived for 90 days.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release of XBiotech Inc., issued July 28, 2015

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XBIOTECH INC. (Registrant)
July 29, 2015 (Date)	/s/ JOHN SIMARD John Simard Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, issued July 28, 2015